EXHIBIT 10.8

                CONSTRUCTION CONTRACT DATED AS OF MARCH 18, 2002,
                 AMONG CHEROKEE BANK, N.A.  AND W.H.  BASS, INC.

                                                                    EXHIBIT 10.8

                                                                    1997 EDITION
                                                          AIA DOCUMENT A101-1997

Standard Form of Agreement Between Owner and Contractor where the basis of payment is a STIPULATED SUM

AGREEMENT made as of the                  Eighteenth day of March                   This document has important
in the year Two Thousand Two                                                        legal consequences.
(In words, indicate day, month and year)                                            Consultation with an attorney
                                                                                    is encouraged with respect to
                                                                                    its completion or
                                                                                    modification.

BETWEEN  the Owner:                                                                 AIA Document A201-1997,
(Name, address and other information)     Cherokee Bank                             General Conditions of the
                                          1275 Riverstone Parkway                   Contract for Construction, is
                                          Canton, Georgia  30114                    adopted in this document by
                                          Tel.  (770) 479-3400                      reference.  Do not use with
                                          Fax (770) 720-6923                        other general conditions
                                                                                    unless this document is
                                                                                    modified.

and the Contractor:
(Name, address and other                  W.H.  Bass, Inc.                          This document has been
information)                              230 Scientific Drive, Suite 100           approved and endorsed by
                                          Norcross, Georgia  30092                  The Associated General
                                          Tel.  (770) 662-8430                      Contractors of America.
                                          Fax (770) 662-5636

The Project is:
(Name and location)                       South Canton Branch
                                          Cherokee Bank
                                          Canton, Georgia
                                          Job NO.  0109

The Architect is:
(Name, address and other                  H.  Lloyd Hill Architects & Assoc., Inc.
information)                              3300 Northeast Expressway, Suite 3R
                                          Atlanta, Georgia  30341
                                          hlharchitects@mindspring.com
                                          ----------------------------
                                          Tel.  (770) 457-4324
                                          Fax (770) 457-4325


The  Owner  and  Contractor  agree  as  follows:


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
ARTICLE  1     THE  CONTRACT  DOCUMENTS
     The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 8.


ARTICLE  2     THE  WORK  OF  THIS  CONTRACT
     The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE  3     DATE  OF  COMMENCEMENT  AND  SUBSTANTIAL  COMPLETION
     3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner. (Insert the date of commencement if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)
          THE  CONTRACT  COMMENCEMENT  DATE IS MARCH 25, 2002
          (A  BUILDING  PERMIT  WILL  BE  REQUIRED  AT  THAT  TIME)

     If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:



     3.2     The  Contract Time shall be measured from the date of commencement.

     3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than 35 CALENDAR DAYS days from the date of commencement, or as follows:
     (Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)


     , subject to adjustments of this Contract Time as provided in the Contract Documents.
     (Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments for early completion of the Work.)

          The Contractor and the Contractor's Surety, if any, shall be liable for and shall pay the Owner the sums hereinafter stipulated as liquidated damages for each calendar day of delay until the work is substantially complete in the amount of Two Hundred and Fifty Dollars ($250.00).



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
ARTICLE  4     CONTRACT  SUM
     4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be FOUR HUNDRED THIRTY-EIGHT THOUSAND FIFTY DOLLARS ($438,050.00)

     ,  subject  to  additions  and  deductions  as  provided  in  the  Contract
     Documents.

     4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner: NO ALTERNATES WHERE ACCEPTED. (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when that amount expires.)



     4.3     Unit  prices,  if  any,  are  as  follows:


                                                    ADD         DEDUCT
                                                -----------  -------------
      1.  General Earth Excavation . . . . . .    4.95/c.y.  ----4.50/c.y.
      2.  Excess Earth Excavation. . . . . . .    7.15/c.y.  ----6.50/c.y.
      3.  Off-Site Fill. . . . . . . . . . . .    8.00/c.y.  ----5.00/c.y.
      4.  Trench Earth Excavation. . . . . . .    6.00/c.y.  ----5.75/c.y.
      5.  General Rock Excavation. . . . . . .   66.00/c.y.  ----N/A
      6.  Trench Rock Excavation . . . . . . .  104.50/c.y.  ----N/A

ARTICLE  5     PAYMENTS
     5.1     PROGRESS  PAYMENTS

     5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

     5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:


     5.1.3 Provided that an Application for Payment is received by the Architect not later than the TWENTY-FIFTH (25) day of a month, the Owner shall make payment to the Contractor not later than the TENTH (10) day of the Next month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than FIFTEEN (15) days after the Architect receives the Application for Payment.

     5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.



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
     5.1.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

     5.1.6 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

          .1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of TEN PERCENT (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

          .2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of TEN PERCENT (10%);

          .3   Subtract  the  aggregate  of previous payments made by the Owner;
               and

          .4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

     5.1.7 The progress payment amount determined in accordance with Subparagraph

     5.1.6     shall  be  further  modified  under  the following circumstances:

          .1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and (Subparagraph 9.8.5 of AIA Document A201-1997 requires release of applicable retainage upon Substantial Completion of Work with consent of surety, if any.)

          .2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of AIA Document A201-1997.

     5.1.8    Reduction or limitation of retainage, if any, shall be as follows:
     (If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Clauses 5.1.6.1 and 5.1.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

          RETAINAGE SHALL BE REDUCED 5% ON COMPLETED WORK AT 75% COMPLETION OF PROJECT.


     5.1.9 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.



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
     5.2     FINAL  PAYMENT
     5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner tot he Contractor when:

          .1 The Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and to satisfy other requirements, if any, which extend beyond final payment; and

          .2   a final Certificate for Payment has been issued by the Architect.

     5.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:



ARTICLE  6     TERMINATION  OR  SUSPENSION
     6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201-1997.

     6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997.

ARTICLE  7     MISCELLANEOUS  PROVISIONS
     7.1 Where reference is made in this Agreement to a provision of AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

     7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
     (Insert  rate  of  interest  agreed  upon,  if  any.)


     (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

     7.3     The Owner's representative is:         Mr.  Dennis  Burnette,
     (Name, address and other information)          President/CEO
                                                    Cherokee  Bank
                                                    1275  Riverstone  Parkway
                                                    Canton,  Georgia  30114
                                                    Tel. (770) 479-3400
                                                    Fax (770) 720-6923

     7.4     The Contractor's representative is:    Mr. Mike Wilson,
     (Name, address and other information)          Project Manager
                                                    W.H.  Bass,  Inc.
                                                    230 Scientific Drive,
                                                    Suite  100
                                                    Norcross,  Georgia  30092
                                                    Tel.  (770)  662-8430
                                                    Fax  (770)  662-5636


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

     7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

     7.6     Other  provisions:



ARTICLE  8     ENUMERATION  OF  CONTRACT  DOCUMENTS

     8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

     8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A101-1997.

     8.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

     8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated JANUARY 31, 2002, and are as follows:

     Document                        Title                     Pages
       DIVISION  A       CONDITION  OF  THE  CONTRACT          AL-A3
                         -  SUPPLEMENTARY  CONDITIONS
       DIVISION  A       CONDITIONS  OF  THE  CONTRACT         A4-A7
                         -  INSURANCE  REQUIREMENTS

     8.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph
     8.1.3   and  are  as  follows:
     (Either list the Specifications here or refer to an exhibit attached to this Agreement.)

     Section                         Title                     Pages


                                 SEE EXHIBIT "A"




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     8.1.5    The Drawings are as follows, and are dated ______________ unless a different  date  is  shown  below:
     (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

     Number                          Title                     Date

     Cover                           Cover Sheet               1-31-02
     C1-C11                          Sitework                  1-31-02
     P1                              Plumbing                  1-31-02
     E1                              Electrical                1-31-02


     8.1.6     The  Addenda,  if  any,  are  as  follows:


     Number                Date                     Pages
       Addendum No. 1      February 14, 2002      Page 1 (Drawings AD#1-1 thru
                                                  ADD#1-4
       Addendum No. 2      February 14, 2002      Page 1 - No Drawings
       Addendum No. 3      February 20, 2002      Page 1 - No Drawings
       Addendum No. 4      February 28, 2002      Page 1  (Drawings AD#4-1 thru
                                                  AD#4-3)
       Addendum No. 5      March 1, 2002          Page 1 (Drawings AD#5-1)


     Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 8.

     8.1.7 Other documents, if any, forming part of the Contract Documents are as follows:
     (List here any additional documents that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

          Invitation  to  Bid  -  Page  i
          Instruction  to  Bidders  -  Pages  ii  and  iii
          Bid  Form  -  Pages  iv  thru  vii
          Application and Certificate for payment: AIA Doc. G702 and G703, 1983 Edition.
          Notes of Clarifications (Dated March 4, 2002) - (Items 1-6 General and Items 1-8 Site)



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
This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.



--------------------------------------     -------------------------------------
OWNER  (Signature)                         CONTRACTOR  (Signature)



--------------------------------------     -------------------------------------
(Printed  name  and  title)                (Printed  name  and  title)

Cherokee  Bank                             W.H.  Bass,  Inc.
Canton,  Georgia                           Norcross,  Georgia

CAUTION: You should sign an original AIA document or a licensed reproduction. Originals contain the AIA logo printed in red; licensed reproductions are those produced in accordance with the Instructions to this document.


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

                                       EXHIBIT "A"


Section                                         Title                      Pages
------------------------            -----------------------------  ----------------------
Division B                          Contract Forms                 B1 - B6
Division C                          Drawings & Schedules           Cl
Division D                          Soil Subsurface Investigation  D1-D20
Division E                          Tree Protection Regulations    E1-E14
Division F                          Hydrostudy                     Fl- F33
Division I                          General Requirements           Sections 1A- 1G
Division 2                          Sitework                       Sections 2A - 2G
Division 3                          Concrete                       Sections 3A
Division 7                          Thermal & Moisture Control     Sections 7A
Divisions 4, 5, 6, 8, 9,  10,  11,  12, 13, 14, and 15 - Omitted
Division 16                         Electrical                     Sections 16010 - 16500



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
                                                                             VII


                    (THIS FORM TO BE SUBMITTED IN TRIPLICATE)
                                       BID
                               SOUTH CANTON BRANCH
                                SITE DEVELOPMENT
                                  CHEROKEE BANK
                                 CANTON, GEORGIA


                               DATE OF BID OPENING

                      CONTRACTOR:      W.  H.  Bass,  Inc.
                                       -----------------------------------
                         ADDRESS:      230  Scientific  Drive,  Suite  100
                                       -----------------------------------
                                       Norcross,  GA  30092
                                       -----------------------------------
                           PHONE:     770-662-8430
                                       -----------------------------------

Mr.  Dennis  Burnette
Cherokee  Bank
1275  Riverstone  Parkway
Canton,  Georgia  30114
Gentlemen:

I.   BASE  BID
     ---------
     The undersigned agrees, having familiarized himself with the local conditions affecting the cost of the Work, and with the Drawings, Project Manual, and Addenda as issued by H. Lloyd Hill Architects & Associates, Inc., Atlanta, Georgia, hereby proposes to enter into a general Contract with Cherokee Bank, Canton, Georgia, to furnish all labor, materials, equipment and services required to construct and complete the sitework for the temporary South Canton Branch Facility in accordance with the above documents for the stipulated sum of FOUR HUNDRED THIRTY-EIGHT THOUSAND AND FIFTY DOLLARS ($438,050.00).

II.  ALTERNATES
     ----------
     The undersigned agrees to Alternates to the Contract, as selected by the Owner, for the cost increase or decrease as listed on the attached Schedule of Alternates.

III. UNIT  PRICES
     ------------
     The undersigned agrees that Work added or omitted under the Contract should be computed at not more than the Unit Prices itemized on the attached Unit Price Schedule (See Section II-1). These prices shall include all items of cost, overhead and profit, and constitute complete reimbursement to the Contractor for said work.

                                                                             VII


IV.  TIME  FOR  COMPLETING  THE  WORK  AND  LIQUIDATED  DAMAGES
     ----------------------------------------------------------
     The undersigned agrees, if awarded the Contract, to commence work under the Contract within _____ days and to achieve substantial completion not later than _________ consecutive calendar days following the date of the signing of the contract. Substantial completion is defined as follows: All work shall be completed by the General Contractor and its Sub-Contractors as stipulated on the contract documents.

     The Agreement will include a stipulation that liquidated damages will be established in the amount of Two Hundred Fifty Dollars ($250.00) per calendar day for each calendar day that the work is not completed within the contracted construction time.

V.   ADDENDA
     -------
     The  undersigned  acknowledges  receipt  of  Addenda  numbered:  1-5

VI.  BID  TIME  LIMITATIONS
     ----------------------
     It is understood that this proposal is subject to acceptance and may not be withdrawn for a period of thirty (30) days from Bid Date.

VII. CONTRACT  EXECUTION
     -------------------
     Upon  receipt of notification of acceptance of this proposal, within thirty
     (30) days after the date established for the opening of Bids, the undersigned agrees to execute, within seven (7) days, the specified
     Contract for the above stated work, accompanied with Performance and Payment Bonds, Certificates of Insurance, List of Subcontractors and Material Suppliers, and other submittals required in the Bidding Documents, all in accordance therewith. It is further understood that failure to produce the above Documents within the stipulated period will result in forfeiture of the Bid Bond to the Owner as liquidated damages which the Owner will sustain as a result of the failure to abide by the terms of this Agreement.

VIII. BONDS
      -----
     A Bid Bond, in the form of AIA Document A3 10, made payable to the Owner, and in the amount of five percent (5%) of the Base Bid Sum is attached to this Bid. The undersigned agrees, if awarded the Contract, to deliver to the Owner at the signing of the Contract, a Performance Bond and a Labor and Material Payment Bond in the form of AIA Document A311 for the full amount of the Contract.

                                                                             VII

                               BID FORM ATTACHMENT
                               -------------------


                              SOUTH CANTON BRANCH
                                SITE DEVELOPMENT
                                  CHEROKEE BANK
                                 CANTON, GEORGIA


                                COST ITEMIZATION
                                ----------------


                               UNIT PRICE SCHEDULE
                               -------------------
                                (See Section 1G)


                                           ADD          DEDUCT
                                      -------------  ------------
 1.  General Earth Excavation. . . .  $  4.95 /c.y.  $4.50  /c.y.
                                      -------------  ------------

 2.  Excess Earth Excavation . . . .  $  7.15 /c.y.  $6.50  /c.y.
                                      -------------  ------------

 3.  Off-Site Fill . . . . . . . . .  $  8.00 /c.y.  $5.00  /c.y.
                                      -------------  ------------

 4.  Trench Earth Excavation . . . .  $  6.00 /c.y.  $5.75  /c.y.
                                      -------------  ------------

 5.  General Rock Excavation . . . .  $ 66.00 /c.y.  $ N/A  /c.y.
                                      -------------  ------------

 6.  Trench Rock Excavation. . . . .  $104.50 /c.y.  $ N/A  /c.y.
                                      -------------  ------------

                                                                             VII

IX.  BIDDER  IDENTIFICATION
     ----------------------
     The legal name of the undersigned Bidder shall be entered on the first page of this Bid Form. The undersigned Bidder is a (indicate one):

     (   )   Sole  Proprietor

     (   )   Partnership

     ( x )  Corporation  in  the  State  of  GEORGIA
                                             -------

     (   )  Other  Legal  Entity  (indicate)


     Bid by a corporation shall have corporate seal affixed. Upon request, evidence will be submitted of authority of persons to bind Bidder to a Contract.


                                  Respectfully

                           Contractor     W.H.  Bass,  Inc.
                                      ----------------------------------------
                                   By
                                      ----------------------------------------
                                   Title     Vice  President
                                         -------------------------------------



Attachments:
Schedule  of  Alternatives,
Unit  Prices  and  Bid  Bond.



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                                  Cherokee Bank
                                    Old Hwy 5
                                 Canton, Georgia

3/4/2002


                             NOTES OF CLARIFICATION
                             ----------------------


GENERAL
-------
1. This bid is valid for a period of 30 days from the date of submission. W.H. Bass reserves the right to modify costs and/or schedule after 30 days.

2. W.H. Bass has based our proposal on 35 calendar days (5 week) construction schedule to turnover. If the project extends beyond the original schedule due to unforeseen delays (vendors, architectural, civil, permitting, owner materials); and/or unforeseen conditions (poor weather conditions, rock, or poor soil conditions), we will ask to be reimbursed for General Conditions and Overhead related to those delays as agreed by Owner and General Contractor.

3. W.H. Bass will relocate utilities as shown on the drawings. We have not included relocation of utilities not shown on the drawings.

4. We have assumed all temporary utilities (i.e. water, electric and phone) are available at site for temporary use by General Contractor within the first week of project start.

5. We have included costs for a Performance & Payment Bond. If one is not required, deduct 3,000.00.

6.   We have included the following permit, tap, and meter fees as listed below:
     Building  Permit          $1,500.00
     Sewer  Tap                $3,500.00
     Water  Meter              $2,940.00

SITE
----

1. We are assuming that all property pins, benchmarks, and grades as shown have been placed by a licensed engineer/surveyor and are accurate as per the drawings.

2.   Topsoil  is  to  be  re-spread  with  on-site  material.

3. W.H. Bass has not included any costs for correcting weak subsoil conditions, relocation of utilities, rock removal, de-watering, de-mucking, contaminated soils, hazardous material testing and/or abatement, underground obstructions or stabilization other than specifically called for in the plans.

4. Based on the provided cross-sections, the modular retaining wall in the detention pond area will require select free draining backfill to an elevation of 1 foot above the high water level. We have estimated approximately 400 tons of stone will be required for this area. If Contour, Inc. is required to provide this additional stone; our calculations estimate an additional charge of ($6,000.00) for the


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     stone.  Any  amount over the estimated 400 tons of stone will be calculated and  charged  at  a  unit  rate  of  $15.00  per  ton.

5. Our Base Bid excludes cost of As-built Certification Survey. This may be required prior to issuance of C.O.

6. Concrete retaining wall has been figured to be backfilled with on-site structural fill. Stone backfill has not been included.

7.   We  assume  the  existing  water  line  at  the  street  to  be  a 8" line.

8. The site gas line shall be paid for by owner and coordinated by General Contractor.


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